F&M Bank Corp.

FINANCIAL DATA AS OF DECEMBER 31, 2020

CAUTION REGARDING FORWARD LOOKING STATEMENTS

F&M Bank Corp.

This presentation contains projections, predictions, expectations, and other statements with respect to the Company and its subsidiaries as to beliefs, future events, and/or results that are based on current expectations, estimates, and projections about, among other things, the industry and the markets in which the Company operates. Such statements constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking statements are based on various factors and were derived using numerous assumptions. In most cases, you can identify forward-looking statements by words like "may," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," or "continue" or the negative of those words and other comparable words. You should be aware that those statements reflect only the predictions of the Company.

If known or unknown risks or uncertainties should materialize, or if the underlying assumptions should prove inaccurate, actual results could differ materially from past results and those anticipated, estimated, or projected. You should bear this in mind in reading this presentation. Factors that might cause such actual results to differ include, but are not limited to:

- General business and economic conditions in the markets that the Company and its affiliates serve may be less favorable than anticipated which could decrease the demand for loan, deposit, and other financial services and increase loan delinquencies and defaults;
- Changes in market rates and prices may adversely impact the value of securities, loans, deposits, and other financial instruments and the interest rate sensitivity of the Company's balance sheet;
- The Company's liquidity requirements could be adversely affected by changes in assets and liabilities;
- The effect of legislative or regulatory developments, including changes in laws concerning taxes, banking, securities, insurance, and other aspects of the financial services industry, such as, for example, the Dodd-Frank Wall Street Reform and Consumer Protection Act;
- Competitive factors among financial services organizations, including product and pricing pressures and the Company's ability to attract, develop, and retain qualified banking professionals;
- The effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board, and other regulatory agencies that apply to the Company and its subsidiaries; and
- The effect of fiscal and governmental policies of the United States federal government.

The Company undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures that the Company makes on related subjects in its periodic and current reports that it files with the SEC. Also note that the Company provides cautionary discussion of risks, uncertainties and possibly inaccurate assumptions relevant to its business and operations in the reports that it has filed with the SEC. These discussions relate to factors that, individually or in the aggregate, management of the Company believes could cause the Company's actual results to differ materially from expected and historical results. Accordingly, this presentation should be read in conjunction with the periodic and other reports that the Company has filed with the SEC, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2019 and its most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. The Company's periodic and other reports are available on the SEC's website at www.sec.gov.

We note these risks and other factors for investors as permitted by the Private Securities Litigation Reform Act of 1995. You should understand that it is not possible to predict or identify all such risks or factors. Consequently, you should not consider such disclosures to be a complete discussion of all potential risks, factors, or uncertainties.

F&M AT A GLANCE

F&M Bank Corp.

Headquartered in the Shenandoah Valley

- FMBM's operating market falls within the central part of the Shenandoah Valley
- 4-county franchise: Rockingham, Shenandoah, Augusta, and Frederick and the independent cities of Harrisonburg, Staunton, Waynesboro, and Winchester
- Strategically located along the I-81 corridor
- 11 branches, a loan production office and F&M Mortgage operating under the Company's banking subsidiary – F&M Bank
- 12th branch in Waynesboro anticipated opening in 2Q 2021

Financial Summary

In $000s except for per share data	12/31/17	12/31/18	12/31/19	12/31/20
Balance Sheet				
Total Assets	$752,894	$779,743	$813,999	$966,960
Total Loan HFI	$616,974	$638,799	$603,425	$661,329
Total Deposits	$569,177	$591,325	$641,709	$818,582
Capital				
Total Equity	$91,027	$91,401	$91,575	$95,630
Tangible Common Equity	$83,219	$85,964	$86,456	$85,013
TCE Ratio (%)	11.10%	11.07%	10.66%	8.82%
Leverage Ratio (%)	12.07%	11.79%	10.89%	9.93%
Total RBC Ratio (%)	15.41%	14.44%	14.55%	14.81%
Profitability				
Net Income	8,762	8,823	4,509	8,788
Return on Average Assets	1.17%	1.15%	0.57%	0.99%
Return on Average Equity	9.89%	9.67%	4.93%	9.39%
Net Interest Margin	4.48%	4.65%	4.33%	3.61%
Efficiency Ratio	64.3%	66.0%	69.0%	67.5%
Earnings per Share	2.68	2.60	1.32	2.66
Yield & Costs				
Cost of Funds (%)	0.68%	0.76%	0.99%	0.69%
Cost of Deposits (%)	0.49%	0.60%	0.85%	0.61%

F&M Target Market



F&M Branch Footprint



Oakland
Keyser
Martinsburg
Frederick
Brunswick
Gainesboro
Winchester
Germantown
Columbia
Ellicott City
Old Fields
Leesburg
Rockville
Petersburg
Strasburg
Bethesda
Silver Spring
Front Royal
Arlington
Washington
Alexandria
Fairfax
Manassas
Luray
Warrenton
Dale City
Franklin
Harrisonburg
Bridgewater
Culpeper
Aquia
Fredericksburg
Chancellor
Staunton
Waynesboro
Charlottesville
Stuarts Draft
Lexington
Buena Vista
FMBM Branch Locations
VBS Mortgage Locations
Loan Production Office
Valley Southern Title



RECENT SUCCESSES POSITION THE BANK FOR PROFITABLE GROWTH

F&M Bank Corp.

Recent Successes

- Commercial, Agriculture, & Dealer Loan Growth
- Continued stable Asset Quality
- Increased ALLL Coverage
- Enhanced approach to credit underwriting
- Significant Growth in low-cost core deposits
- Overhead Reduction Initiatives in Place
- Transformed executive team
- Winchester LPO established with experienced bankers January 2021
- Waynesboro branch purchase & assumption

Next Areas of Focus

- Continue growing Commercial Relationships (Sustain momentum from 4Q 2020 and leverage new Winchester LPO team)
- Leverage new technology to serve commercial relationships
- Establish presence in Waynesboro market
- Continued efforts to reduce overhead

EXECUTIVE MANAGEMENT TEAM

F&M Bank Corp.

Mark Hanna, President & CEO, F&M Bank
CEO since July 2018, President since December 2017, with 30+ years in banking industry

Barton Black, EVP/Chief Operating Officer
COO since June 2020, joined F&M as CSRO in March 2019, with 30 years in banking industry

Carrie Comer, EVP/Chief Financial Officer
CFO since 2013, with 19+ years in banking industry and 5 years in public accounting

Stephanie E. Shillingburg, EVP/Chief Banking Officer
CBO since 2016, Chief Retail Officer for 4 years with over 36 years in the banking industry

Paul E. Eberly, EVP/Chief Credit Officer
CCO since September 2020, 2 years with F&M Bank and over 13 years in credit and lending roles at Farm Credit

Garth Knight, EVP/Chief Lending Officer
Joined F&M Bank as CLO in June 2020 with over 16 years experience in the banking industry

Kevin Russell, EVP/President of Mortgage, Title, Investments
President of F&M Mortgage since acquisition by bank in 2008, 20+ years in the mortgage and banking industry

Mike Wilkerson, EVP/Chief Strategy Officer & Northern Market Executive
Joined 2021, 35+ years in the banking industry

A COMMUNITY FOCUSED INSTITUTION

"COMMUNITY BANKING AT ITS FINEST"

F&M Bank Corp.

- Chartered in 1908, Farmers & Merchants Bank has served its local communities for more than 112 years
- Leading, progressive independent bank in the Shenandoah Valley – serving small to medium size businesses with diverse revenue streams.
- Deep roots in the local community – Board of Directors and Advisory Boards comprised of prominent business members within the local economy.
- Support community activities through participation in area fairs and other events that support small business, non-profits and local municipalities.
- Provide financial literacy program to area middle and high schools free of charge.
- Charitable contributions and event sponsorships including over $140,000 to small business relief efforts in 2020.


F&M Bank
20

MARKET OVERVIEW – SHENANDOAH VALLEY

F&M Bank Corp.

- Rural area with a diverse economy based on manufacturing, agriculture and education
- Major industries include advanced food manufacturing, farming, retail trade, government, education and health care
- Top employers include James Madison University, Wal-Mart Distribution, LSC Communication, Merck & Co., MillerCoors Shenandoah, Cargill, McKee Foods, Hershey Chocolate and two regional hospitals
- Total of 10 colleges along the I-81 corridor within the region
- Tourist destination for the Shenandoah Caverns, Luray Caverns, Shenandoah National Park, Massanutten Resort and Civil War battlefields


CRAFTS & GIFTS
TAPROOM

MARKET DEMOGRAPHICS

F&M Bank Corp.

Shenandoah Valley – Market Drivers

- James Madison University has a significant impact on the local economy with approximately 22,000 students and over 4,000 jobs attributable to its presence
- Valley Health System, one of the country's leading medical systems, is the Valley's largest employer, bringing in over 5,400 jobs
- The Virginia Employment Commission ranked the Harrisonburg MSA number one in the state for job growth in the fourth quarter of 2016



Source: http://virginialmi.com/report_center/community_profiles/5115000444.pdf,
Source: https://www.harrisonburgva.gov/awards

Shenandoah Valley Region

- The Shenandoah Valley includes Augusta, Clarke, Frederick, Page, Rockbridge, Rockingham, Shenandoah, Warren Counties in Virginia
- The US Census Bureau estimates the population to be over 400,000 by 2020

Top Employers in the Valley

James Madison University 1908
ValleyHealth Healthier, together.
SENTARA®
Cargill™
MERCK
MASSANUTTEN

Market Accolades

#9 Fastest Growing City in Virginia (2019)	**#35 Best Small Places for Business – Forbes (2018)**
#1 Most Popular Mid-Size City to Relocate (2018)	**Top 25 Places to Retire - Forbes (2017)**
#4 Virginia MSA for Economic Growth (2017)	**#1 Innovation Award (2016)**

RECENT COMPANY TIMELINE

F&M Bank Corp.

Commentary

Creating shareholder value through disciplined growth:

- EPS has remained strong. 2019 EPS reflects impact of resolving NPAs and increasing ALLL coverage
- Dividends to shareholders continue approximate 4% annualized return in last few quarters.
- TBVPS continues to increase

Earnings per Share


$3.00
$2.00
$1.00
$0.00
$2.68
$2.60
$1.32
$2.66
2017
2018
2019
2020

Dividends per Share


$1.50
$1.00
$0.50
$0.00
$0.94
$1.20
$1.02
$1.04
2017
2018
2019
2020

Tangible Book Value per Share


$30.00
$25.00
$20.00
$15.00
$25.85
$26.69
$26.95
$28.42
2017
2018
2019
2020

F&M Bank Corp.

EARNINGS HIGHLIGHTS

Dollars in Thousands (000's)	2017	2018	2019	2020
Net Income	$8,762	$8,823	$4,509	$8,788
Return on average assets	1.17%	1.15%	0.57%	0.99%
Return on average equity	9.89%	9.67%	4.93%	9.39%
Net Interest Margin	4.48%	4.65%	4.33%	3.61%
Efficiency Ratio	64.3%	66.0%	69.0%	67.51%
Earnings per Share	$2.68	$2.60	$1.32	$2.66

KEY RATIOS

F&M Bank Corp.



Return on Average Assets
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
1.17
1.15
0.57
0.99
2017
2018
2019
2020



Return on Average TCE
12.00
10.00
8.00
6.00
4.00
2.00
0.00
9.89
9.67
4.93
9.39
2017
2018
2019
2020



Net Interest Margin
5.1
4.6
4.1
3.6
3.1
2.6
4.53
4.65
4.33
3.61
DEC 2017
DEC 2018
DEC 2019
DEC 2020



Efficiency Ratio
70.0
65.0
60.0
55.0
50.0
64.3
66.0
69.0
67.5
2017
2018
2019
2020

BALANCE SHEET HIGHLIGHTS

F&M Bank Corp.

Dollars in Thousands ($000's)	2017	2018	2019	2020
Total Assets	$752,894	$779,743	$813,999	$966,930
Total Gross Loans Held for Investment (2020 includes $34.9 PPP Loans)	$616,974	$638,799	$603,425	$661,329
Total Gross Loans Held for Sale	$39,775	$55,910	$66,798	$58,753
Total Deposits	$569,177	$591,325	$641,709	$818,582
Loans Held for Investment/Deposits	108.4%	108.0%	94.0%	80.8%
Loans Held for Investment/Deposits (excluding Dealer Portfolio)	94.9%	91.4%	81.7%	69.6%
Total Equity	$91,027	$91,401	$91,575	$95,630
Total Equity/Assets	12.09%	11.72%	11.25%	9.89%

ASSET QUALITY HIGHLIGHTS

F&M Bank Corp.

Dollars in Thousands ($000's)	2017	2018	2019	2020
NPA/Assets	1.21%	1.62%	0.89%	0.68%
NCOs/Avg Loans Held for Investment	0.25%	0.58%	0.71%	0.14%
Reserves/Loans Held for Investment (includes PPP)	0.98%	0.82%	1.39%	1.58%
Reserves/NPLs	85.1%	51.3%	146.45%	160.24%
NPL/Assets	0.94%	1.31%	0.70%	0.68%

NON-PERFORMING ASSETS
AS A % OF TOTAL ASSETS

F&M Bank Corp.



2.60
2.40
2.20
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
1.30
1.34
2.21
2.23
1.62
1.64
1.69
1.19
0.89
0.66
0.57
0.44
0.68
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20

ALLOWANCE FOR LOAN LOSS
AS A % OF TOTAL LOANS (excludes PPP loans)



1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.97
1.02
1.11
1.12
0.81
0.76
0.94
1.40
1.38
1.55
1.61
1.72
1.67
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20

LOAN **COMPOSITION**

F&M Bank Corp.

Commentary

- Total Loans increased $16.5 million in 4Q 2020
- Loan growth driven by Commercial, Agriculture, and Dealer
- $62.7 million in PPP loans generating $2.3 million in Fees, $34.9 million remain
- Total real estate exposure is 75%; only 11% construction and development
- Low Non-Owner Occupied CRE exposure

Loan held for Investment Mix: $661,329 million at 12/31/20



C&D, 11%
Agriculture, 8%
HELOC, 8%
1-4 Family, 25%
Multifamily, 1%
Owner-Occupied CRE, 12%
Non-Owner Occ. CRE, 10%
PPP, 5%
C&I, 5%
Consumer & other, 16%

DEALER FINANCE DIVISION


DEALER STATISTICS
6,940,000
5,940,000
4,940,000
3,940,000
2,940,000
1,940,000
940,000
(60,000)
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
-
2017
2018
2019
2020
Gross Income
Loan Balance (Right Axis)

$29.8 million of dealer loans sold in 4Q 2019

DEALER LOAN QUALITY CONTINUES TO OUTPERFORM PEERS

F&M Bank Corp.

INDIRECT/DEALER DELINQUENCY RATIOS
(Experian)

	National Average		State Average		F&M Bank Dealer Division	
	30 Day	60 Day	30 Day	60 Day	30 Day	60 Day
Q1 2020	1.89%	.65%	1.72%	.59%	1.67%	.25%
Q2 2020	NR	NR	NR	NR	1.12%	.20%
Q3 2020	1.51%	.49$	1.39%	.44%	.83%	.15%
Q4 2020	TBA	TBA	TBA	TBA	.90%	.20%

DEPOSIT COMPOSITION

F&M Bank Corp.

Commentary

- Non-Interest Bearing and Low Cost transaction accounts continue to grow
- Continued growth in Business/Commercial deposit accounts
- Leveraging new technologies to better serve consumer & commercial accounts
- The Deposit mix is desirable, with a deposit cost of 61 basis points at 12/31/20.

Deposit Composition

Total Deposits $818,582 at 12/31/20


CDs, 16%
Noninterest bearing demand, 29%
Money market & Savings, 41%
Interest bearing demand, 14%

TOTAL DEPOSITS
(in Millions)



850
800
750
700
650
600
550
500
$574
$574
$573
$594
$597
$607
$616
$628
$650
$679
$767
$794
$818
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20

F&M Bank Corp.

COVID IMPACTED INDUSTRIES – PORTFOLIO STATUS

F&M Bank Corp.

Status	#	$	% of $	$ in Deferral
Performing Well	21	$9,944,000	9.7%	$0
Minimal Impact	128	$74,386,000	72.7%	$0
Concerning Impact	22	$17,047,000	16.6%	$10,800,000
Default (In Contract No Loss)	2	$1,009,000	1.0%	$0
TOTAL IN CATEGORY	173	$ 102,386,000		$10,800,000

$6.6mm Rec Facility
$2.9mm Campground
$1.3mm Restaurant
$10.8 mm

COVID-IMPACTED INDUSTRY CATEGORIES

F&M Bank Corp.

HOTELS	#	$	% of $	$ in Deferral
Performing Well	4	$3,525,000	24.2%	$0
Minimal Impact	8	$8,860,000	60.8%	$0
Concerning Impact	2	$1,189,000	8.2%	$0
Default (In Contract No Loss)	2	$1,009,000	6.9%	$0
	16	$14,584,000		$0

FOOD SERVICE	#	$	% of $	$ in Deferral
Performing Well	3	$1,113,000	13.6%	$0
Minimal Impact	11	$4,178,000	51.0%	$0
Concerning Impact	3	$2,907,000	35.5%	$1,300,000
	17	$8,198,000		$1,300,000

ASSISTED LIVING	#	$	% of $	$ in Deferral
Performing Well	0	$0	0.0%	$0
Minimal Impact	2	$10,901,000	100.0%	$0
Concerning Impact	0	$0	0.0%	$0
	2	$10,901,000		$0

RECREATION	#	$	% of $	$ in Deferral
Performing Well	3	1,410,000	9.1%	$0
Minimal Impact	5	2,438,000	15.8%	$0
Concerning Impact	11	11,620,000	75.1%	$9,500,000
	19	$15,468,000		$9,500,000

COVID-IMPACTED INDUSTRY CATEGORIES

MULTIFAMILY	#	$	% of $	$ in Deferral
Performing Well	0		0.0%	$0
Minimal Impact	14	6,001,000	100.0%	$0
Concerning Impact	0		0.0%	$0
	14	$6,001,000		$0

ALL OTHER CRE	#	$	% of $	$ in Deferral
Performing Well	8	2,930,000	6.5%	$0
Minimal Impact	87	41,130,000	90.6%	$0
Concerning Impact	6	1,330,000	2.9%	$0
	101	$45,391,000		$0

CHILDCARE & EDUCATION	#	$	% of $	$ in Deferral
Performing Well	3	966,000	52.4%	$0
Minimal Impact	1	877,000	47.6%	$0
Concerning Impact	0	0	0.0%	$0
	4	$1,844,000		$0

CARES ACT - Loan Deferrals

F&M Bank Corp.

Loan Type	Deferral Balance 4/30/2020	Deferral Balance 8/8/2020	Deferral Balance 9/30/2020	Deferral Balance 12/31/2020	# Loans
Dealer Finance	$7,907,420	$1,650,023	$1,054,500	$2,344,853	165
Consumer	$469,939	$258,889	$44,261	$93,441	13
Commercial Non-RE	$1,422,220	$585,666	$594,577	$180,216	5
Commercial RE	$52,835,254	$18,089,170	$15,678,422	$11,025,861	6
Consumer 1-4 Family	$11,361,706	$3,817,579	$1,759,317	966,859	9
Total	**$73,996,539**	**$24,371,327**	**$19,131,077**	**$14,611,230**	
Total Number	**733**	**138**	**99**	**198**	

$6.6 Rec Facility
$2.9 Campground
$1.3 Restaurant
$10.8 mm

F&M Bank Corp.

BOARD OF DIRECTORS

Mike W. Pugh	Chairman of the Board President of Old Dominion Realty, Inc. & licensed appraiser
Larry A. Caplinger	Retired FMBM EVP/CLO with 45+ years of history with F&M Bank
John N. Christ	Attorney - real estate
Daniel J. Harshman	Mayor of the Town of Edinburg
Christopher S. Runion	President of Eddie Edwards Signs and Pricipal of Heifer Investments
Dean W. Withers	Vice Chairman of the Board Retired FMBM CEO with 35+ year banking career
E. Ray Burkholder	Senior Vice President of Balzer & Associates
Peter Wray	Principal Broker at Triangle Realtors
Mark C. Hanna	CEO/President of FMBM with a 30+ year banking career
Anne Keeler	Vice President for Finance and Treasurer of Bridgewater College

F&M Bank Corp.